                                                                    Exhibit 10.4

              THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

                     REAL ESTATE PURCHASE AND SALE AGREEMENT

                                             Staubach Global Services
                                             4105 Lexington Avenue N., Suite 200
                                             Arden Hills, Minnesota 55126

JANUARY 14, 2004

BUYER'S OFFER


1. The undersigned, hereinafter called "Buyer", offers to purchase from The Burlington Northern and Santa Fe Railway Company herein after called "Seller", all of Seller's right, title and interest in and to that parcel of land situated in or near the City of Richardton, County of Stark and State of North Dakota, shown hatched black on map marked Exhibits "A" and "A-l", dated December 5, 2003, attached hereto and made a part hereof (said parcel of land being hereinafter called "the Property") at the price and upon the terms and conditions as follows.

PURCHASE PRICE AND PAYMENT

2. Seller may approve or disapprove this Agreement for any reason whatsoever, in Seller's sole and absolute discretion, whether reasonable or unreasonable or whether arbitrary or capricious, subject to the approval of this Agreement by Seller, Buyer agrees to pay to Seller the purchase price of $14,650.00 for Property, of which the amount of $14,650.00 (full amount) hereinafter called the "deposit", is paid to Seller, or Seller's assignee, to be applied on the purchase price. Said deposit check shall be forwarded to Staubach Global Services, Inc., at 4105 N. Lexington Avenue, Suite 200, Arden Hills, Minnesota 55126, and then forwarded to the Seller's account. Said deposit check should be made payable to JP MORGAN CHASE BANK/ESCROW AGENT/APEX. Said deposit shall be refunded to Buyer if this offer is not accepted by Seller within forty five (45) days from the date of said offer. Delivery of Seller's deed shall be made from Seller's above stated office.
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[SEAL]

WHEN RECORDED MAIL TO
Hardy Law Firm
Box 570
Dickinson ND 58602

Carol Beckert, Recorder

[BARCODE]

                                 QUITCLAIM DEED

     KNOW ALL, MEN BY THESE PRESENTS, that THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware corporation, (formerly Burlington Northern Railroad Company), of 2500 Lou Menk Drive, Fort Worth, Texas 76131-2830, hereinafter called "Grantor", for Fourteen Thousand Six Hundred Fifty and No/100 Dollars ($14,650.00) and other good and valuable consideration, to it in hand paid by RED TRAIL ENERGY, LLC, a North Dakota limited liability company, of 11 South Avenue W. Richardton, North Dakota 58652, hereinafter called "Grantee", the receipt whereof is hereby acknowledged, does hereby REMISE, RELEASE and FOREVER QUITCLAIM, without any covenants of warranty whatsoever and without recourse to the Grantor, its successors and assigns, unto the said Grantee, its successors and assigns, all its right, title and interest, if any, in and to that piece, parcel or tract of land, subject, however, to all existing interests, including but not limited to all reservations, rights-of-way and easements of record or otherwise, situated in the County of Stark and State of North Dakota, hereinafter called "Property", being more particularly described as follows:

     The Southerly or Southwesterly 150.0 feet of The Burlington Northern and Santa Fe Railway Company's (formerly Northern Pacific Railway Company)
     400.0 foot wide Charter Right of Way, being 200.0 feet wide on each side of said Railway Company's Main Track centerline, as originally located and constructed upon, over and across the S 1/2 of Section 4, the NE 1/4 NE 1/4 of Section 9, and the NW 1/4, the SW 1/4 NE 1/4 and the SE 1/4 of Section 10, all in Township 139 North, Range 92 West of the 5th P. M., Stark County, North Dakota, bounded on the East by the East line of said Section 10, and bounded on the(1) West by the West line of said Section 4.

     Grantee has been allowed to make an inspection of the Property and has knowledge as to the past use of the Property. Based upon this inspection and knowledge, Grantee is aware of the condition of the Property and GRANTEE ACKNOWLEDGES THAT GRANTEE IS PURCHASING THE PROPERTY ON AN "AS-IS WITH ALL FAULTS" BASIS WITH ANY AND ALL PATENT AND LATENT DEFECTS, INCLUDING THOSE RELATING TO THE ENVIRONMENTAL CONDITION OF THE PROPERTY, AND THAT GRANTEE IS NOT RELYING ON ANY REPRESENTATION OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND WHATSOEVER FROM GRANTOR AS TO ANY MATTERS CONCERNING THE PROPERTY, including the physical condition of the Property and any defects thereof, the presence of any hazardous substances, wastes or contaminants in, on or under the Property, the condition or existence of any of the above ground or underground structures or improvements in, on or under the Property, the condition of title to the Property, and the leases, easements or other agreements affecting the Property. Grantee is aware of the risk that hazardous substances and contaminants may be present on the Property, and indemnifies, holds harmless and hereby waives, releases and discharges forever Grantor from any and all present or future claims or demands, and any and all damages, loss, injury, liability, claims or costs, including fines, penalties and judgments, and attorney's fees, arising from or in any way related to the condition of the Property or alleged presence, use, storage, generation, manufacture, transport, release, leak, spill, disposal or other handling of any hazardous substances or contaminants in, on or under the Property. Losses shall include without limitation (a) the cost of any investigation, removal, remedial or other response action that is required by any Environmental Law, that is required by judicial order or by order of or agreement with any governmental authority, or that is necessary or otherwise is reasonable under the circumstances, (b) capital expenditures necessary to cause the Grantor's remaining property or the operations or business of the Grantor on its remaining property to be in compliance with the requirements of any Environmental Law, (c) losses for injury or death of any person, and (d) losses arising under any Environmental Law enacted after transfer. The rights of Grantor under this section shall be in addition to and not in lieu of any other rights or remedies to which it may be entitled under this document or otherwise. This indemnity specifically includes the obligation of Grantee to remove, close, remediate, reimburse or take other actions requested or required by any governmental agency concerning any hazardous substances or contaminants on the Property.

     The term "Environmental Law" means any federal, state or local statute, regulation, code, rule, ordinance, order, judgment, decree, injunction or common law pertaining in any way to the protection of human health or the environment, including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, and any similar or comparable state or local law.

     The term "Hazardous Substance" means any hazardous, toxic, radioactive or infectious substance, material or waste as defined, listed or regulated under any Environmental Law, and includes without limitation petroleum oil and any of its fractions.

BNSF 03387 Richardton, ND

                                                                       [BARCODE]

     In connection with construction of any improvements on the Property, Grantee agrees, at Grantee's costs and expense, to construct, reconstruct, renew, maintain and operate, upon said Property to be conveyed hereby, such sewer line, ditches, culverts or flood plains as may be required so that water discharged from the Property to be conveyed hereby, whether created by nature or Grantee's operation of said Property, does not flow onto the land and trackage retained by Grantor located adjacent to said Property, or from said Property, so that said water does not flow toward Grantor's trackage. This covenant shall be binding upon Grantee, its successors and assigns. This covenant shall run with the land.

     Grantee understands and acknowledges that a fiber optic communications line or lines traverses through the Property and that this sale shall be subject to all rights and interests of that certain telecommunications easement between Grantor and Catellus Fiber Optics, LLC dated December 30, 1998, to provide for the continued operation and maintenance of said line or lines. If during the development and use of the Property by the Grantee and its successors or assigns, it becomes necessary to relocate, encase or otherwise protect the said line or lines, those costs shall be assumed at the Grantee's sole expense.

     Grantee agrees to construct or arrange for the construction on the Property within two (2) years from date of closing of this conveyance, a railroad spur track to serve the Property for the shipment of freight by railroad cars to be used in Grantee's business of operating an ethanol plant. In the event Grantee has not constructed said track within the said two (2) year period, Grantor shall have the right, for a period of one (1) year from and after the expiration of said two (2) year period, to repurchase the Property for the same consideration paid by Grantee; without further compensation for any improvements located thereon, upon giving written notice to Grantee of Grantor's intent to repurchase said Property. Upon service of such notice upon Grantee and the tender of the said consideration to Grantee by Grantor, Grantee shall reconvey the Property to the Grantor by good and sufficient warranty deed, free and clear of all liens and encumbrances, except for those enumerated in the conveyance contemplated hereby, and Grantee shall give Grantor a title insurance policy or an abstract f title evidencing such good title.

     BY ACCEPTING THIS DEED, GRANTEE ACKNOWLEDGES THAT GRANTOR, AS SUCCESSOR IN INTEREST TO THE NORTHERN PACIFIC RAILWAY COMPANY, ACQUIRED A DETERMINABLE OWNERSHIP INTEREST IN THE PROPERTY FROM THE UNITED STATES OF AMERICA, PURSUANT TO SECTION 2 OF THE NORTHERN Pacific LAND GRANT ACT OF 1864, AND GRANTEE AGREES TO THE CONDITIONS AND LIMITATIONS IMPOSED BY THIS NORTHERN PACIFIC LAUD GRANT ACT.

     TO HAVE AND TO HOLD the Property unto the said Grantee, its successors and assigns, forever.

BNSF 03387 Richardton, ND




                                                                       [BARCODE]

     IN WITNESS WHEREOF, the said Grarilor has caused this instrument to be signed by its authorized representative, attested by its Assistant Secretary, and its corporate seal to be affixed hereto on the 22nd day of March, 2004.

                                        THE BURLINGTON NORTHERN AND SANTA FE
                                        RAILWAY COMPANY


                                        By: /s/ D. P. Schneider
                                            ------------------------------------
                                            D. P. Schneider
                                            General Director Real Estate


                                        ATTEST:


                [SEAL]                  By: /s/ Patricia Zbichorski
                                            ------------------------------------
                                            Patricia Zbichorski
                                            Assistant Secretary

                                        [AUDITOR'S OFFICE STAMP]

BNSF 03387 Richardton, ND


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                                                                       [BARCODE]

STATE OF TEXAS      SECTION
                    SECTION SS.
COUNTY OF TARRANT   SECTION

     On this 22nd day of March, 2004, before me, Hubert Glen Walter, a Notary Public in and for said County and State, personally appeared D. P. Schneider and Patricia Zbichorski, to me known to be the General Director Real Estate and Assistant Secretary, respectively, of THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY, a Delaware corporation, the corporation that is described in and that executed the foregoing instalment and acknowledged to me that such corporation executed the same.


[SEAL]                                  /s/ Hubert Glen Walter
                                        ----------------------------------------
                                        Notary Public

                                        My commission expires: 7/21/04

I certify that the requirement for a report or statement of foil consideration paid does not apply because this deed is for one of the transactions exempted by subdivision i as it relates to quitclaim deeds of the subsection 6 of N.D. Cent. Code, Section 11-18-02.2 (1999).


Signed: /s/ Michael J. Maus             Date: 7/22/05
        -----------------------------
        Michael J. Maus, Agent

THE LEGAL DESCRIPTION WAS PREPARED BY STAUBACH GLOBAL SERVICES, INC., 5650 NORTH
            RIVERSIDE DRIVE, SUITE 101, FORT WORTH, TEXAS 76137-2464

                                        FORM APPROVED BY LAW

                                        APPROVED
                                        LEGAL      KKH

                                        APPROVED
                                        FORM       AH

                                        APPROVED   REW

BNSF 03387 Richardton, ND


                                        5

                                                                       [BARCODE]